Exhibit 10.1
January 13, 2006

PHH Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054

Re:	PHH Mortgage Corporation / Sheffield $500,000,000 Mortgage Warehouse Facility

Ladies and Gentlemen:

Reference is hereby made to the Fourth Amended and Restated Mortgage Loan Repurchase and Servicing Agreement dated as of June 30, 2005 (the “Repurchase Agreement”) among Sheffield Receivables Corporation, as Purchaser ("the Purchaser"), Barclays Bank PLC, as Administrative Agent (the "Administrative Agent"), PHH Mortgage Corporation, as Seller and Servicer (the "Seller") and PHH Corporation, as Guarantor. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

The Purchaser hereby requests that pursuant to clause (i) of the definition of Expiration Date, the new Expiration Date of the Repurchase Agreement will be January 12, 2007 in respect of such clause.

If you agree to such change please indicate in the signature space provided below. We look forward to our continued business relationship.

Very truly yours,

SHEFFIELD RECEIVABLES CORPORATION
By: Barclays Bank PLC, as attorney-in-fact

/s/ Janette Lieu
By:	Janette Lieu
Title:	Director

ACCEPTED AND AGREED:

PHH MORTGAGE CORPORATION,
As Seller

/s/ Mark Johnson
By:	Mark Johnson
Title:	Vice President and Treasurer

PHH CORPORATION,
As Guarantor

/s/ Neil J. Cashen
By:	Neil J. Cashen
Title:	CFO

BARCLAYS BANK PLC,
As Administrative Agent

/s/ Jeffrey Goldberg
By:	Jeffrey Goldberg
Title:	Associate Director